FIRST AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of October 1, 1996, is by and between Sunrise Leasing Corporation and Sunrise Resources, Inc., Minnesota corporations (the "Borrower"), and FIRST BANK NATIONAL ASSOCIATION , a national banking association (the "Bank").

                                    RECITALS

         1. The Bank and the Borrower entered into an Amended and Restated Credit Agreement dated as of April 1, 1996 (the "Credit Agreement"); and

         2. The Borrower desires to amend certain provisions of the Agreement, and the Bank has agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

         2.1  Definitions.  The definitions of  "Termination  Date" contained in
Section 1 of the Credit Agreement is amended in its entirety as follows:

         "Termination Date" means the earlier of (a) September 30, 1997; or (b) the date upon which the Obligation of the Bank to make advances is terminated pursuant to Section 8.2.

         Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

         3.1 This Amendment, duly executed by the Borrower.

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         3.2 Promissory Note Extension  Agreement in the form attached hereto as
Exhibit A.

         3.3 A confirmation of Security Agreement in the form of Exhibit B attached to this Amendment, duly executed by the Borrower.

         3.4 The Borrower shall have satisfied such other conditions as specified by the Bank or counsel to the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Credit Agreement.

         Section 4. Representations; Acknowledgments. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement, and in any and all other Loan Documents of the Borrower, are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) the Borrower is in compliance with all covenants and agreements of the Borrower as set forth in the Credit Agreement and in any and all other Loan Documents of the Borrower. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action. The Borrower acknowledges and agrees that its obligations to the Bank under the Credit Agreement and exist and are owing without offset, defense or counterclaim assertable by the Borrower against the Bank. The Borrower further acknowledges and agrees that its obligations to the Bank under the Credit Agreement, as amended, constitute "Obligations" within the meaning of the Security Agreement and are secured by the Security Agreement, as amended.

         Section 5. Affirmation, Further References. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Credit Agreement, the Security Agreement, and any and all other Loan Documents entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower. All references in the Credit Agreement to "this Agreement," "herein," "hereof," and similar references, and all references in the other Loan Documents to the "Agreement," shall be deemed to refer to the Agreement, as amended by this Amendment.

         Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

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         Section 7.  Severability.  Whenever  possible,  each  provision of this
Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to
the  extent  of  such  prohibition,  invalidity  or  unenforceability,   without
invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 8. Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

         Section 9. Legal Expenses. The Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under the Credit Agreement, as amended by this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 11. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

         Section 12. Governing Law. The Amendment Documents shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                        SUNRISE LEASING CORPORATION


                                        By: /s/ Barry J. Schwach
                                           Title: Chief Financial Officer

                                        SUNRISE RESOURCES, INC.

                                        By: /s/ Barry J. Schwach
                                           Title: Chief Financial Officer


                                        FIRST BANK NATIONAL ASSOCIATION


                                        By: /s/ Mark McDonald
                                           Title: Vice President






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